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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





       DATE OF REPORT (Date of earliest event reported): JANUARY 28, 2000



                             TOWER AUTOMOTIVE, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



       1-12733                                             41-1746238
(Commission File Number)                    (I.R.S. Employer Identification No.)


                  4508 IDS CENTER, MINNEAPOLIS, MINNESOTA 55402
               (Address of Principal Executive Offices) (Zip Code)


                                 (612) 342-2310
              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.           Other Events

         On January 28, 2000, the Registrant issued a press release disclosing its fourth quarter and year end operating results. A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.



Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

         (c)      Exhibits

                  Press release dated January 28, 2000 - Tower Automotive Announces Increased Revenues, Operating Income and Net Income for the Fourth Quarter and Year Ended December 31, 1999



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       TOWER AUTOMOTIVE, INC.



Date:  February 16, 2000           By:/s/ Anthony A. Barone
                                      --------------------------------
                                      Name: Anthony A. Barone
                                      Title:  Vice President and Chief Financial
                                               Officer (Principal Accounting and
                                               Financial Officer)